Quality Mental Health Care for All Jon Cohen, M.D., CEO Ian Harris, CFO 2025 JP Morgan Healthcare Conference

Disclaimer This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strategy,” “strive,” “target,” “will,” or “would,” the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on March 13, 2024 and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information and data contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors.talkspace.com.

Commercial 23% of adults in the U.S. have a mental health condition 46M $46B* Medicare 16.5M $16.5B* Active Military 20% of ~10M active military personnel with a mental health challenge 2M $2B* 10M $1B Teens 50% of 20M adolescents between 13-17 years old will face a mental health condition Sources: Company estimates based on data from Mental Health America, Department of HHS/OIG, Psych Central, NIMH *Assumes ~$1,000/adult/year of therapy †Estimate based on direct contracting relationships and company estimates 25% of 66M Medicare recipients have a mental health challenge The Behavioral Health market is massive and dramatically underserved †

Talkspace

Effectively delivering behavioral healthcare requires excellence across 4 key pillars

Talkspace

AVAILABLE

Strongest brand

Experienced & diverse provider network

~6K providers

Referral partners

AFFORDABLE

Broadest reach

Significant in-network coverage

158M+ Covered

ACCESSIBLE

Comprehensive platform keeps members engaged

First appointment within days

SUSTAINABLE

Scaled, profitable and continuing to grow

AI drives cost efficiencies

Robust compliance and privacy infrastructure

10 Billion clinical data points power proprietary AI engine

Note: Reflects Company disclosures, as of Q3 2024

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Talkspace

AVAILABLE

Talkspace is the most well-recognized coverage-focused brand

More people choose Talkspace, a **recognized and trusted brand**

1 in 3 people
know Talkspace

350K+
Most followed of any BH brand across social

“Therapy helped save my life.”
- Michael Phelps



Source: Qualtrics Study of aided brand awareness, 2024

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Talkspace

AVAILABLE

Our national, curated network meets growing demand

Network overview

~6K
Total providers in network, all master's or doctorate-level

50
States covered by provider network

~10%
Growth in number of providers in the last 12 months

Hybrid network



In-house, full-time providers



Independent contractor providers

Provider specialties

150+
Areas of expertise

~40%
Specializing in teens

~30%
LGBTQIA+ expertise

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Hybrid W2 and contract Rewards & recognition Community & culture Learning, development, support Meaningful work and reduced admin burden AI provider-assist and risk detection tools Robust hiring and onboarding standards Training, education, and support Quality management activities Risk management support 39% better work life balance 50% fewer work hours missed 36% increase in productivity 70% see improvement within 12 weeks Quality Metrics Quality Management Published Outcomes* Time to care Clinical quality improvement Productivity & access Client experience Clinical documentation AVAILABLE *Sources: Journal of Technology in Behavioral Science, BMC Psychiatry High quality care produces strong outcomes for members, payors and employers Provider Experience

Strategic partnerships Brand awareness with new audiences Like-minded specialty providers Provides access to whole-person care Drives utilization through provider led referrals Attractive customer acquisition cost Large reach, established audience Focused on scale and performance Established third-party credibility Distribution partners Partnerships drive high intent referrals and brand awareness AVAILABLE

In-network in 45 states Most visits have $0 copay Seniors are 2.5x more likely to suffer from anxiety, depression, or loneliness Commercial Medicare Military In-network to 9.5M active-duty military, dependents & retirees covered 20% suffer from mental health challenges In-network with all major commercial plans 60% of members have a $0 copay Nearly a quarter of U.S. adults face mental health challenges Providing affordable behavioral care to 158M+ covered lives - Quick provider-matching - Largest hybrid national provider network - Commitment to serving at-risk populations An attractive in-network provider partner for payors - Emphasis on quality outcomes and measurement-based care - Flexible value-based contracts with measurable targets - Advanced technology platform In-network benefit results in affordable access to behavioral care AFFORDABLE

Talkspace

AFFORDABLE

Over 500,000 teens have Talkspace free through their city or school

Seattle Dept of Education	New York City Health Dept	Baltimore County Public Schools
55K 13-24 year olds covered	**~70%** Teens reported improvement	**~71%** Teens reported improvement
Free text & live therapy	**16,200+** Teen users across all services	**1,400+** Teen users across all services
	57% Live in underserved neighborhoods	**24,000+** Msgs. betw. teens & their therapist

Teens love texting

95% of teens use text therapy

Reaching historically underserved groups

57% live in areas with higher health / economic disparities

Top presenting problems

1. Improving my relationships
2. Feeling down or depressed
3. Becoming my best self
4. Anxiety
5. Concentration or focus

Sources: NYC Teenspace data; Talkspace

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Eligibility Registration Scheduling Session Billing All leading to better quality through stronger therapeutic alliance Using tech to improve the member journey through ongoing optimization 18.5% No show reduction 30% Complete 3 sessions month 1 15% Sessions per member* ACCESSIBLE Source: Talkspace, as of 2H 2024. * YoY comparison, as of 9/30/24 YTD.

1.2 M diagnoses 4.3 M psych notes 3 M therapist ratings 450 K treatment plans 1.4 M treatment goals 3.8 M clinical interventions 8 Billion words 140 M messages 6.2 M assessments 10B+ proprietary clinical data points power our AI engine ACCESSIBLE

Talkspace AI Engine Operational Excellence - Network supply/demand - Efficient provider scheduling Provider Assist - AI Risk Algorithms - Smart progress notes Clinical & Network Quality - Session prep & session recap - Risk Radar for network quality Member Experience / Self-Guided - Hyper-personalized self-guided content Our AI Engine drives better quality and efficiency ACCESSIBLE Clinical dataset

AI Sneak Peek> AI Generated personalized podcast-like episodes driving in between session engagement

Scaled, profitable, and continuing to grow National network of ~6,000 providers 158M+ Commercial lives covered 1M+ Payor sessions Revenue MMs *1Q24-3Q24 actuals; **4Q24 placeholder to 2024 Guidance Midpoint *1Q24-3Q24 run-rate *Placeholder to 2024 Guidance Midpoint SUSTAINABLE $185 – $195 Payor Sessions '000s Adjusted EBITDA MMs $4 – $8 Note: Reflects Company disclosures, as of Q3 2024

Strategic pivot to payor coverage drives growth Payor-Driven Revenue Growth Covered Payor Lives and Sessions SUSTAINABLE Note: Reflects Company disclosures, as of Q3 2024

Operating leverage drives profitability Adjusted EBITDA Over Time (MMs) Gross Margin and OpEx as a % of Revenue SUSTAINABLE Note: Reflects Company disclosures, as of Q3 2024

Lorem ipsum dolor sit amet $119 million Cash Balance $0 Debt $7.6 million Cash Flow from Operations YTD $40 million Authorized Share Repurchase Strong balance sheet supports investments in growth and innovation SUSTAINABLE Note: Reflects Company disclosures, as of Q3 2024

2024 Guidance Reiterated on 3Q ’24 Earnings Call (Oct. 2024) Revenue ~$185M – $195M +23% to +30% y/y Adjusted EBITDA 2 $4M – $8M 3-year outlook YE23-YE26, introduced February 2024 Revenue CAGR +20% to +25% Adjusted EBITDA 2 margin +12% to +15% 1: Guidance and Outlook are based on current market conditions and expectations and what we know today. 2: Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 2024 guidance and 3-year outlook SUSTAINABLE 1

Talkspace

SUSTAINABLE

Our comprehensive solution is a competitive advantage

Approaching 200M Covered
- Teens
- Seniors
- Military
- Most major payors

Modalities
- Video
- Audio
- Messaging
- Self-guided
- Peer to Peer

Services
- Therapy
- Psychiatry
- 150 + conditions

Specific Expertise
- Asynchronous
- Suicide alerts
- Tailored onboarding
- Clinical network

Clinical Excellence
- Structured clinical and compliance oversight
- Research / evidence-based
- Care coordination
- Outcomes monitoring

Talkspace

Sustainable business
- Rapidly growing
- Profitable
- Experienced management team

Experienced Clinical Network
- ~6000 licensed providers
- All 50 states
- Avg 10 years experience

Advanced Technology / AI
- 3 million patients
- 1 billion interactions
- Proprietary risk alerts
- 10 years of ML/AI experience

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Appendix

Non-GAAP financial measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance, and our management uses it as a key performance measure to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to income (loss) before income taxes, net income (loss), income (loss) per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation of Adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful.

Reconciliation of net income (loss) to adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, (iv) stock-based compensation expense, (v) impairment of goodwill, and (vi) certain non-recurring expenses, where applicable.

Reconciliation of net income (loss) to adjusted EBITDA (cont’d) Adjusted EBITDA We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, (iv) stock-based compensation expense, (v) impairment of goodwill, and (vi) certain non-recurring expenses, where applicable.